EMIL BROLICK PRESIDENT AND CHIEF EXECUTIVE OFFICER Exhibit 99.3

The Wendy’s Company

The Wendy’s Company OUR FOCUS VISION “A Cut Above” STRATEGY “Recipe to Win” PEOPLE 5-Star Athletes DEFINE REALITY Consumer-Centric…Outside-In Thinking EXECUTION Growth Platforms

The Wendy’s Company
MAKING IMPORTANT PROGRESS
Sales Improving
Q2 Estimated Same-Store Sales Growth +3.0%*
Five Consecutive Quarters of Same-Store Sales Growth
Outlook Reaffirmed
Adjusted EBITDA $320-$335 million**
Long-term high single digit/low double digit adjusted EBITDA
Image Activation on target in 2012, accelerating in 2013…
Targeting 50% of Company Restaurants by 2015
* North America Company restaurants
**Excludes items such as anticipated debt extinguishment costs, as well as relocation costs and other expenses from the consolidation of the Atlanta Restaurant Support Center with the Dublin, Ohio Restaurant Support Center.

The Wendy’s Company MAKING IMPORTANT PROGRESS 2012 ACSI Customer Satisfaction Index

The Wendy’s Company North America Same-Store Sales Growth

The Wendy’s Company Image / Experience Activation Image / Experience Activation

The Wendy’s Company New Restaurant Development

The Wendy’s Company Restaurant Utilization & Daypart Expansion

The Wendy’s Company Financial Management Financial Management

The Wendy’s Company System Optimization System Optimization

The Wendy’s Company
RESTAURANT OWNERSHIP
OPTIMIZATION
Consistent EBITDA/EPS Growth
Anticipate Average Franchisee Size to Increase
Geographical Ownership Optimized
Company & Franchise G&A highly efficient
Operations execution enhanced
High accountability of brand performance
Image Activation is accelerated

The Wendy’s Company Global Growth Global Growth

The Wendy’s Company
System Optimization
System Optimization
Financial Management
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
Global Growth
New Restaurant Development
Image / Experience Activation
Image / Experience Activation
North America Same-Store Sales Growth
North America Same-Store Sales Growth

The Wendy’s Company HIGH LOW FUNCTIONAL EMOTIONAL WENDY’S TOMORROW

The Wendy’s Company
RECIPE TO WIN
PEOPLE
PEOPLE
5-Star Athletes
5-Star Athletes
PRICE
PRICE
New QSR Quality at QSR Price
New QSR Quality at QSR Price
PRODUCT
PRODUCT
Play a different game. Superior
Play a different game. Superior
perceived quality, competitive price.
perceived quality, competitive price.
PROMOTION
PROMOTION
Strategically driven, tactically brilliant
Strategically driven, tactically brilliant
PLACE
PLACE
The complete brand experience
The complete brand experience
PERFORMANCE
PERFORMANCE
Reliable & predictable every time
Reliable & predictable every time

The Wendy’s Company
My first time back in years.
This is good.  Make every
Wendy’s like this.  The
people are awesome.
I am a regular customer at this location
and I really like the service that I receive
there.  The staff is very friendly and efficient.
The recent renovation to the restaurant
has made it much more pleasant to spend
time there.
I wanted to say how happy I was
with the experience this morning.
Very friendly staff and order was
handled quickly.  I expect that when
I pay for a service but the staff here
did an outstanding job.
All of the staff were nice
and the food was excellent.
I loved the new look of
the restaurant.
The Wendy’s Company

The Wendy’s Company
RECIPE TO WIN
PEOPLE
PEOPLE
5-Star Athletes
5-Star Athletes
PRICE
PRICE
New QSR Quality at QSR Price
New QSR Quality at QSR Price
PRODUCT
PRODUCT
Play a different game. Superior
Play a different game. Superior
perceived quality, competitive price.
perceived quality, competitive price.
PROMOTION
PROMOTION
Strategically driven, tactically brilliant
Strategically driven, tactically brilliant
PLACE
PLACE
The complete brand experience
The complete brand experience
PERFORMANCE
PERFORMANCE
Reliable & predictable every time
Reliable & predictable every time
The Wendy’s Company

The Wendy’s Company
New QSR Quality at QSR Price
The Wendy’s Company
$5.06
Wendy’s
Average Eater Check Year End April 2012
$7.01
Total Fast Casual
+39%
$7.35
Leading Fast Casual
Hamburger
+45%
$7.18
Leading Fast Casual
Mexican
+42%
Source: The NPD Group / CREST

The Wendy’s Company
Size of Market Shrinks as Check Increases
23%
23%
< $3.00
< $3.00
32%
32%
$3.00-$4.99
$3.00-$4.99
28%
28%
$5.00-$6.99
$5.00-$6.99
17%
17%
$7.00 >
$7.00 >
The Wendy’s Company
83%
of Occasions
<$7
Source: The NPD Group / CREST

The Wendy’s Company
RECIPE TO WIN
PEOPLE
5-Star Athletes
PRICE
New QSR Quality at QSR Price
PRODUCT
Play a different game. Superior
perceived quality, competitive price.
PROMOTION
Strategically driven, tactically brilliant
PLACE
The complete brand experience
PERFORMANCE
Reliable & predictable every time
The Wendy’s Company

Play a Different Game HIGHEST PERCEIVED QUALITY…CORE DESTINATION… ONLY AT WENDY’S LTO… SPECIAL TASTE The Wendy’s Company

The Wendy’s Company
RECIPE TO WIN
PEOPLE
5-Star Athletes
PRICE
New QSR Quality at QSR Price
PRODUCT
Play a different game. Superior
perceived quality, competitive price.
PROMOTION
Strategically driven, tactically brilliant
PLACE
The complete brand experience
PERFORMANCE
Reliable & predictable every time
The Wendy’s Company

The Wendy’s Company
RECIPE TO WIN
PEOPLE
5-Star Athletes
PRICE
New QSR Quality at QSR Price
PRODUCT
Play a different game. Superior
perceived quality, competitive price.
PROMOTION
Strategically driven, tactically brilliant
PLACE
The complete brand experience
PERFORMANCE
Reliable & predictable every time
The Wendy’s Company

The Wendy’s Company INSERT ULTRA MODERN IMAGE The Wendy’s Company

The Wendy’s Company
RECIPE TO WIN
PEOPLE
5-Star Athletes
PRICE
New QSR Quality at QSR Price
PRODUCT
Play a different game. Superior
perceived quality, competitive price.
PROMOTION
Strategically driven, tactically brilliant
PLACE
The complete brand experience
PERFORMANCE
Reliable & predictable every time
The Wendy’s Company

The Wendy’s Company North America Same-Store Sales Growth North America Same-Store Sales Growth

A reliable and predictable experience every time!

Store Operations Evaluation Inspections C B A North America Company restaurants

CPR SCORES IMPROVING Complaints, Problems & Revisit Intent “Consumer Data” North America Company restaurants

Months on My Wendy’s * Based on data from more than 3,000 restaurants over a 2-year period via Wendy’s “Voice of Customer” program CPR Scores by Length of My Wendy’s Implementation* TM

Months on My Wendy’s
Every
+10 pts. = $46,000
Annual Restaurant
Sales
* Based on data from more than 3,000 restaurants over a 2-year period via Wendy’s “Voice of Customer” program
CPR Scores by Length of My Wendy’s   Implementation*
TM

“A CUT ABOVE” Customer Experience PERFORMANCE People 5-Star Athletes High Standards Systems Closed Loop Feedback Measurement Technology Equipment Facilities

The Wendy’s Company Restaurant Utilization & Daypart Expansion

The Wendy’s Company
BREAKFAST ACCOUNTS FOR ALMOST
1 OUT OF 4 TRANSACTIONS IN QSR
Total QSR Traffic Distribution by Daypart:  Year Ended April 2012
7%
Evening
Snack
22%
Morning Meal
34%
Lunch
10%
Afternoon
Snack
27%
Supper
Source: The NPD Group / CREST

The Wendy’s Company ONLY BREAKFAST HAS GENERATED TRAFFIC GROWTH 2007 vs. 2012 2012 PCYA vs. 2007 Traffic Source: The NPD Group / CREST

The Wendy’s Company Year End November 2011 QSR Traffic Distribution by Clock Time Source: The NPD Group / CREST

The Wendy’s Company
QSR Morning Meal Traffic Change (000)
YE February 2012 vs. 2009 (3 Year Trend)
Fastest Growing QSR Categories in Breakfast Are “Non-Traditional”
Traffic
Share Index
% Change
3 Years Ago
54
13
47
17
10
49
4
4
9
4
14%
-9%
7%
14%
1%
14%
2%
11%
0%
-6%
-13%
Source: The NPD Group / CREST
100

The Wendy’s Company
HAMBURGER CATEGORY MORNING MEAL TRAFFIC CHANGE
100
9
2
2
2
2
1
7
4
15
Traffic
Share Index
% Change
3 Years Ago
8%
0%
-1%
-8%
-11%
-17%
--
-15%
--
-11%
Hamburger Category Morning Meal Traffic (000)
YE February 2012 vs. 2009 (3 Year Trend)
Source: The NPD Group / CREST

The Wendy’s Company

The Wendy’s Company

The Wendy’s Company 75% of QSR Visits Before 11 AM Occur After 8 AM QSR Traffic by Hour Source: The NPD Group / CREST

The Wendy’s Company
BREAKFAST DYNAMICS
Last large QSR to enter A.M. meal...must differentiate
Consumers quite happy with existing options…must play
a different game
Economics of Breakfast must take priority
Breakfast offering must create an economic opportunity for
vast majority of system
Committed to long-term solution from…Consumer, Operations
and Economic perspectives
Unique Challenges to Address

The Wendy’s Company Global Growth

THE OPPORTUNITY TODAY NORTH AMERICA 6,244 Restaurants and Growing

+ NORTH AMERICA THE OPPORTUNITY TOMORROW

Strengthen Core of 26 Markets 2011 International AUVs … $1.3 million SSS Growth … 2011 +4.3% … 2012 YTD +3.3% System Sales … +$90 million vs. January 2011 The Wendy’s Company

INTERNATIONAL SUCCESS MODEL 1. Right Franchisee/JV Partner 2. Proof of Consumer Proposition 3. Proof of Economic Model 4. GROW IT! The Wendy’s Company

The Wendy’s Company 10 restaurants 10 restaurants 2011 AUVs $4.0 mil 2011 AUVs $4.0 mil

74 restaurants 74 restaurants 2011 AUVs $1.9 mil 2011 AUVs $1.9 mil

The Wendy’s Company Potential Restaurant Development: Existing Markets

The Wendy’s Company PLAN: Double International by End of 2016 700+ 2016 TODAY # of restaurants 353 2X

The Wendy’s Company
CONCLUSIONS
Clear Brand Direction – “A Cut Above”
Clear Strategies to Activate – “Recipe to Win”
Growth Platforms to Deliver Outlook in 2012 and Beyond
Building Team of 5-Star Athletes
Strong Franchise Partnership